Exhibit (d3)


                             FIFTH AMENDMENT TO THE
                              CAPITOL BANCORP LTD.
                          EMPLOYEE STOCK OWNERSHIP PLAN

     The Capitol Bancorp Ltd. Employee Stock Ownership Plan is hereby amended effective January 1, 2000 by adding the following participating employer at the end of the list therein contained:

       Name of                  Type of          State of           Date of
       Employer                 Entity         Organization      Participation
       --------                 ------         ------------      -------------

Elkhart Community Bank        Banking Corp.      Indiana          Jan. 1, 2000


                                            CAPITOL BANCORP LIMITED

Dated: July 1, 2000                         By: /s/ Joseph D. Reid
                                                ----------------------------
                                                Joseph D. Reid
                                                Chairman and CEO


                                            ELKHART COMMUNITY BANK

Dated: July 1, 2000                         By: /s/ Steven L. Brown
                                                ----------------------------
                                                Steven L. Brown
                                                President